UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2012

Penn Treaty American Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14681	23-1664166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Legacy Drive, Suite 130  Frisco, TX 75034

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:  (469) 287-7044

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 26, 2012, the Insurance Commissioner of the Commonwealth of Pennsylvania (the “Insurance Commissioner”), in his capacity of the statutory rehabilitator of Penn Treaty Network America Insurance Company (“PTNA”) and American Network Insurance Company (“ANIC”), appealed the Commonwealth Court of Pennsylvania’s orders denying the Insurance Commissioner’s petitions for liquidation of the PTNA and ANIC.  The Insurance Commissioner filed the appeal with the Supreme Court of Pennsylvania.  The Registrant intends to vigorously oppose the appeal and is unable to predict the outcome of such appeal.

A copy of the appeal filed as Exhibit 99.1 to this Current Report on Form 8-K and is posted on the Registrant’s website.

Item 9.01.  Financial Statements and Exhibits.

(d)                                                         Exhibits

Exhibits

99.1                                                Appeal of Insurance Commissioner filed October 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN TREATY AMERICAN CORPORATION

November 20, 2012	By:	/s/ Eugene Woznicki
Eugene Woznicki
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Appeal of Insurance Commissioner filed October 26, 2012.